UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	001-36046	41-1301878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida	32615
(Address of principal executive offices)	(Zip Code)

 (386) 462-6800
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

First Amendment to Burleson Lease

On August 22, 2022, Axogen Corporation (“AC”), a wholly owned subsidiary of Axogen, Inc. (the “Company”), entered into the First Amendment to Lease Agreement (the “First Amendment”) with Ja-Cole, L.P. (“Ja-Cole”). Ja-Cole is the landlord of AC and the Company’s currently leased 2,500 square foot facility in Burleson, Texas (the “Leased Premises”) pursuant to that certain Commercial Lease dated October 1, 2020, as amended (the “Lease”).

The First Amendment adds an additional 2,500 square feet to the Leased Premises, for a total of 5,000 square feet effective as of October 1, 2022.  The First Amendment revises the expiration date of the Lease to mean September 30, 2027. AC and the Company use the Leased Premises for distribution and storage space.

The foregoing summary of the material terms of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference.

Eighth Amendment to License and Services Agreement

On August 22, 2022, AC entered into the Eighth Amendment to License and Services Agreement (the “Eighth Amendment”) with Community Blood Center (d/b/a Community Tissues Services) (“CTS”). The Eighth Amendment further amends the terms of that certain License and Services Agreement between AC and CTS dated August 6, 2015 (the “Agreement”), pursuant to which AC processes and packages two of its products at CTS’s FDA-registered tissue establishment, and CTS provides services in support of AC’s manufacturing such as routine sterilization of daily supplies, providing disposable supplies, microbial services and office support.

The Eighth Amendment amends the terms regarding AC and the Company’s obligations upon termination of the Agreement and amends the fees payable to CTS for its debriding and processing of certain tissues.

The foregoing summary of the material terms of the Eighth Amendment is qualified in its entirety by reference to the full text of the Eighth Amendment, which is attached hereto as Exhibit 10.2 and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	First Amendment to Lease Agreement, dated as of August 22, 2022, by and between Axogen Corporation and Ja-Cole, L.P.
10.2	Eighth Amendment to License and Services Agreement, dated as of August 22, 2022, by and between Axogen Corporation and Community Blood Center (d/b/a Community Tissue Services)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: August 25, 2022	By:	/s/ Bradley L. Ottinger
Bradley L. Ottinger
General Counsel and Chief Compliance Officer